JP Morgan Healthcare Conference 2026 Dave Pacitti, Chief Executive Officer Getting patients back to what matters 1

Certain matters in this presentation, including expectations and planning assumptions, any comments about our expected performance, and any estimates, projections, or statements relating to our business plans, objectives, acquisitions and transformation initiatives, constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are based upon the current plans and expectations of the management of Avanos Medical, Inc. (“the Company,” “we” or “our”) concerning future events impacting the Company. These statements are subject to risks and uncertainties that could cause our actual results to differ materially from those expressed or implied in such statements, including risks related to changes in the competitive environment; market demand and pricing pressure; cost containment measures that could adversely affect the price of or demand for our products; raw material, energy, and other input costs; supply chain disruptions (including availability of drugs used in our Surgical Pain and Recovery products); inflation; rising interest rates; the ongoing conflicts between Russia and Ukraine and in the Middle East; our ability to successfully execute on or achieve the expected benefits of our transformation initiative or our divestiture, acquisition or merger transactions; financial conditions affecting the banking system and the potential threats to the solvency of commercial banks; economic conditions; currency exchange risks; human capital risks, cybersecurity risks; intellectual property risks; new or increased tariffs; changes in reimbursement levels from third-party payors; and legislative and regulatory actions. There can be no assurance that these future events will occur as anticipated or that the Company’s results will be as estimated. Forward-looking statements speak only as of the date they were made, and we undertake no obligation to publicly update them. For a more complete listing and description of these and other factors that could cause the Company’s future results to differ materially from those expressed in any forward-looking statements, see the Company’s most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q. This presentation includes financial measures that have not been calculated in accordance with accounting principles generally accepted in the U.S., or GAAP. The Company provides these non-GAAP financial measures as supplemental information to its GAAP financial measures. Management believes that such non-GAAP financial measures enhance investors’ understanding and analysis of the Company’s performance. As such, results and outlook have been adjusted to exclude certain items for relevant time periods as indicated in the non-GAAP reconciliations to the comparable GAAP financial measures included in this presentation and posted on our website (www.avanos.com/investors). These non-GAAP financial measures should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. FORWARD-LOOKING INFORMATION NON-GAAP FINANCIAL MEASURES DISCLAIMERS The information presented herein involves technologies and concepts in development that are not products and may never become products. For technology in development, the technologies or concepts are not being offered for sale and are not cleared or approved by the U.S. FDA or any other global regulator for commercial availability. Any references to pipeline technologies do not imply safety, effectiveness, or clinical performance. This presentation contains trademarks, trade names and service marks which are the property of their respective owners. We do not intend our use or display of other parties' trademarks, trade names or service marks to imply, and such use or display should not be construed to imply, a relationship with, or endorsement or sponsorship of us by, these other parties. Some of the images included in this presentation utilize actor portrayals. 2*Registered Trademark or Trademark of Avanos Medical, Inc., or its affiliates. © 2018-2026 AVNS. All rights reserved. COPY-08862

Solid mid-single digit organic growth profile Market leading positions with established reimbursement Expanding global direct sales organization Recently appointed CEO executing on company strategic imperatives Attractive M&A pipeline presents growth opportunities Strong balance sheet to support capital deployment Investment Rationale 3

Leading the Next Chapter at Avanos 4 Dave Pacitti Chief Executive Officer, Avanos Medical •30+ years of healthcare leadership •Former President, Siemens Medical Solutions USA & Head of the Americas, Siemens Healthineers •Former Division VP, Abbott Vascular; led major interventional product launches •Board Chair, AdvaMed Medical Imaging Technology Division •B.S. Villanova | MBA University of Maryland

Company Snapshot $690-$700M Net Sales With combined MSD growth in our strategic segments $0.85-$0.95 Adjusted EPS Range Reflecting $18M of tariff headwinds Balance Sheet Leverage Below 0.5x 2,200+ Employees Globally >50% across 5 manufacturing sites in the US, Canada and Mexico 5 Specialty Nutrition Systems (SNS) Pain Management & Recovery (PM&R) Net Sales

Enteral feeding solutions for long-term nutritional support at home or in care facilities Long-Term Feeding 6 Short-Term Feeding Enteral feeding solutions designed for acute care patients who are unable to eat orally Neonatal Solutions Neonatal feeding and medication delivery solutions designed for the most fragile patients SNS Segment: Three Nutrition Portfolios * * *

7 CURRENT PRODUCTS FUTURE PRODUCTS Short-Term Feeding Medication crushing device Pump & giving set Intelligent Feeding Nutrition Delivery System CORFLO* & CORTRAK* Nasoenteric Tubes CORGRIP* & ANCORIS* Securement CORTRAK* 2 Initial Placement System Extension Sets

8 Portable Nutrition Delivery System Specialized Blended Nutrition Pumps & Giving Sets Extension Sets MIC-KEY* Feeding Tubes CURRENT PRODUCTS FUTURE PRODUCTS Syringes MIC-KEY* Cares App Long-Term Feeding

9 Specialty Nutrition, Fortifier & Analysis Lipid-Saving Technology Intelligent Feeding Tube Placement & Confirmation Gastric Decompression Milk Tracking & Analysis System Milk Collection Bottles NEOMED* Enteral Syringes CURRENT PRODUCTS FUTURE PRODUCTS NEOMED* NG & Percutaneous Feeding Tubes TKO* Medication Administration Enteral Syringe Pump Neonatal Solutions

• Born weighing just 2 pounds • Initially supported with an NG tube • Required additional nutritional support after discharge • MIC-KEY G tube placed by a pediatric surgeon • Appetite improved and G tube removed at age 2 • Now 6 years old and thriving in first grade Baby Noah’s Miraculous Journey 10

11 SNS Portfolio Growth Outlook: Above Market Long-Term Feeding Neonatal SolutionsShort-Term Feeding Market Size Market Growth MIC-KEY* NEOMED*/TKO*CORTRAK*/CORFLO* Market size is US-only $500M $220M$300M 4-6% CAGR 4-6% CAGR 5-7% CAGR Market size is US-only Market size is US-onlyMarket size is US-only Market Position #1 US-only #1 US-only #1 US-only

SNS Pipeline




Short-term
Feeding
Intelligent
Feeding
Next-Gen
CORTRAK*
Next-Gen
MIC-KEY*
Next-Gen
Nutrition
Delivery
Next-Gen
Pump
& Sets
Pump
& Sets
Blended
Food
Nutrition
Lipid Loss
Prevention
Gastric
Decompression
5+
years to
Market
3-4
years to
Market
1-2
years to
Market
Neonatal Solutions
Long-term
Feeding



Adjacencies being evaluated:
- NICU & PICU
- Critical Care
- Upper GI
- Labor & Delivery


Innovation Type
Investment/
Partnership
R&D
Total Available Market
<$100M
>$1B

AVANOS
12

Nexus Medical Acquisition 13 Strategic Rationale • Closed Sept. 15, 2025 • Maker of TKO® anti-reflux connector • Intended for safer delivery in NICU/PICU • Strong synergy with Avanos SNS • Global distribution • Established hospital relationships • Complementary clinical channels Financial & Growth Impact • Immediately revenue/earnings accretive • ~$5M of revenue to 2025 • Funded entirely with available cash • No additional debt • Expands access to high-value, underserved market • Increasing demand for safety-focused connectors

Non-opioid pain pumps enabling superior post-op pain control and opioid reduction† Surgical Pain ReliefRadiofrequency Ablation (RFA) RFA specialist with three-tier portfolio: ESENTEC, TRIDENT, and COOLIEF systems Recovery Cold compression therapy system for orthopedic procedure and athletic recovery 14 PM&R Segment: Three Pain Management Portfolios † Claims substantiation on file * * * * *

15 TRIDENT* Tined Radiofrequency Nerve Ablation CURRENT PRODUCTS FUTURE PRODUCTS Procedural Needles, Kits & Trays Radiofrequency Ablation ON-Q* Elastomeric Infusion Pumps ambIT* Electronic Infusion Pumps Game Ready* Cold Compression Therapy Surgical Pain Relief Recovery Basivertebral Nerve Ablation Therapy Electrical Nerve Block Non-Invasive High Frequency Ultrasound Nerve Ablation COOLIEF* Cooled Radiofrequency Nerve Ablation 15

16 PM&R Portfolio Growth Outlook: At Market Surgical Pain Relief $320M Flat CAGR Recovery $300M 6-8% CAGR $380M 3-5% CAGR Radiofrequency Ablation Market Size Market Growth ON-Q/ambIT* GAME READY*ESENTEC/TRIDENT/COOLIEF* Market size is US-only

PM&R Pipeline Radiofrequency Ablation Recovery 1-2 years to Market 3-4 years to Market 5+ years to Market HIFU BVNA Electrical Stimulation Nerve Block Iceless Game Ready <$100M >$1B Total Available Market Investment/ Partnership R&D Innovation Type 17

Expanding Global Sales Organization 18 LATAM 12 employees 17 distributors APAC 58 employees 59 distributors EMEA 51 employees 70 distributors NA 275 employees 3 distributors As of Q4 2025

19 Accelerate growth in our strategic segments Find synergistic M&A opportunities Improve or divest underperforming assets Realize more operating efficiencies Mitigate the impact of tariffs Our Vision & Strategic Imperatives VISION: Path to $1B in revenue by 2030 through Five Strategic Imperatives

20 Mitigate the impact of tariffs Realize more operating efficiencies Find synergistic M&A opportunities Improve or divest underperforming assets •Pricing optimization •Pursue exemptions •Complete China exit •Continue SKU rationalization •Exit low-margin/growth products Accelerate growth in our strategic segments •Extend neonatal growth curve •Accelerate guided tube placement •Drive long-term feeding via innovation •Continue go-directs in EU SNS PM&R •Drive RFA in HOPD & ASC •Drive growth in non-opioid pain management therapies •Expand Game Ready in new segments •Sourcing, distribution & footprint efficiencies •M&A integrations •Acquire SNS M&A targets in US & international •Evaluate opportunistic pain technology acquisitions •Enter commercial partnerships to accelerate growth Priority Initiatives Enabling Our Path to $1B $1B+

Financial Highlights

Strategic Segments – YTD Q3 2025				
	Net Sales		GAAP Operating Profit	
	Actual	YoY V%	Actual	NS%
SNS	$317.8	9.5%	$62.1	19.5%
PM&R	$176.2	2.7%	$4.0	2.3%

$690M to $700M
Net Sales

$0.85 to $0.95
Adjusted EPS

2025 Full Year Estimate

- **Mid-single digit growth in strategic segments**
- **Balance sheet capacity for M&A**
- **~$18M tariff headwind in 2025**
  - Driven by China and Mexico sourcing
- **Tariff Mitigation actions:**
  - Exit China neonatal syringe production by mid-2026
  - Strategic pricing and cost optimization
  - Collaboration with AdvaMed for tariff exemptions
  - 2026 contract price increases to partially offset impact

- **Annualized savings $15–20M by end of 2026**
- **Simplify decision-making and streamline product development**
- **Optimize supply chain and manufacturing footprint**

AVANOS
21

Summary 22 Solid organic growth profile Market leading positions with established reimbursement Focused on executing company strategic imperatives M&A pipeline presents opportunities to accelerate growth Strong balance sheet

INVESTOR DAY 2026 Join us in New York City! 23 June 23, 2026 CONVENE 101 Park Avenue, New York, NY